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                                                                   EXHIBIT 99(b)

                            KEY ENERGY SERVICES, INC.

                                  $150,000,000
            150,000 UNITS CONSISTING OF 14% SENIOR SUBORDINATED NOTES
          DUE 2009 AND 150,000 WARRANTS TO PURCHASE 2,032,565 SHARES OF
                                  COMMON STOCK

                               PURCHASE AGREEMENT

January 19, 1999

LEHMAN BROTHERS INC.
BEAR, STEARNS & CO. INC.
FIRST ALBANY CORPORATION
DAIN RAUSCHER WESSELS, a division of
Dain Rauscher Incorporated
C/O LEHMAN BROTHERS, INC.
THREE WORLD FINANCIAL CENTER
NEW YORK, NEW YORK 10285

Ladies and Gentlemen:

      Key Energy Services, Inc., a Maryland corporation (the "COMPANY"), proposes, upon the terms and conditions set forth herein, to issue and sell to you, as the initial purchasers (the "INITIAL PURCHASERS"), 150,000 units (the "UNITS"), each consisting of $1,000 aggregate principal amount of 14% Senior Subordinated Notes due 2009 (the "SERIES A NOTES") and one warrant (collectively, the "WARRANTS") to purchase 13.5504 shares of the common stock of the Company, par value $0.10 per share (the "COMMON STOCK"), subject to the terms and conditions set forth herein. Shares of Common Stock of the Company issuable upon exercise of the Warrants are collectively referred to herein as the "WARRANT SHARES." The Units, the Notes (as defined), the Warrants and the Warrant Shares are collectively referred to herein as the "SECURITIES." The Securities will have terms and provisions which are summarized in the Offering Memorandum dated as of the date hereof. The Series A Notes are to be issued pursuant to an Indenture (the "INDENTURE") to be entered into between the Company, the Guarantors (as defined) and The Bank of New York, as trustee. The Company's obligations under the Series A Notes, including the due and punctual payment of interest on the Notes, will be unconditionally guaranteed by Yale E. Key, Inc., a Texas corporation; Key Energy Drilling Inc., a Delaware corporation; WellTech Eastern, Inc., a Delaware corporation; Odessa Exploration Incorporated, a Delaware corporation; Kalkaska Oilfield Services, Inc., a Michigan corporation; Well-Co Oil Service, Inc., a Nevada corporation; Patrick Well Service, Inc., a Kansas corporation; Mosley Well Service, Inc., a Louisiana corporation; Ram Oil Well Service, Inc., a New Mexico corporation; Rowland Trucking Co., Inc., a New Mexico corporation; Landmark Fishing & Rental, Inc., an Oklahoma corporation; Dunbar Well Service, Inc., a Colorado corporation; Frontier Well Service, Inc., a Wyoming corporation; Key Rocky Mountain, Inc., a


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Delaware corporation; Key Four Corners, Inc., a Delaware corporation; Jeter
Service Co., an Oklahoma corporation; Jeter Well Service, Inc., an Oklahoma corporation; Jeter Transportation, Inc., an Oklahoma corporation; Industrial Oilfield Supply, Inc., an Oklahoma corporation; Brooks Well Servicing, Inc., a Delaware corporation; Updike Brothers, Inc., a Wyoming corporation; J.W. Gibson Well Service Company, a Delaware corporation; Key Energy Services -- South Texas, Inc., a Delaware corporation; Key Energy Services -- California, Inc., a Delaware corporation; Watson Oilfield Service & Supply, Inc., a Delaware corporation; WellTech Mid-Continent, Inc., a Delaware corporation; Dawson Production Management, Inc., a Delaware corporation; Dawson Production Taylor, Inc., a Delaware corporation; Dawson Production Acquisition Corp., a Delaware corporation; and Dawson Production Partners, L.P., a Delaware limited partnership (the "GUARANTORS"). The Company's obligations under the Series B Notes (as defined), including the due and punctual payment of interest on the Notes, will be unconditionally guaranteed by the Guarantors. As used herein, the term Notes shall include the subsidiary guarantees thereof by the Guarantors, unless the context otherwise requires. The Series A Notes and the Series B Notes issuable in exchange therefor are collectively referred to herein as the "NOTES." The Warrants will be issued pursuant to a warrant agreement to be dated the Closing Date (the "WARRANT AGREEMENT") between the Company and The Bank of New York, as warrant agent (the "WARRANT AGENT"). This is to confirm the agreement concerning the purchase of the Units from the Company by the Initial Purchasers. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

      The Units will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company has prepared a preliminary offering memorandum, dated January 4, 1999 (the "PRELIMINARY OFFERING MEMORANDUM"), and an offering memorandum, dated the date hereof (the "OFFERING MEMORANDUM"), setting forth information regarding the Company and relating to the Units. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Units by the Initial Purchasers.

      It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Securities (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

      "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT'), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF


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      THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE
      SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)
      (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULES 903 OR 904 UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

      In addition, it is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Securities (and all securities issued in exchange therefor or in substitution thereof) sold by you in reliance on Regulation S under the Act ("REGULATION S") shall bear the following legend:

      HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

      You have represented and warranted to the Company that you will make offers (the "EXEMPT RESALES") of the Units purchased by you hereunder on the terms set forth in the Offering Memorandum solely to (i) persons whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS") and (ii) to persons other than U.S. persons in offshore transactions meeting the requirements of Rule 903 or 904 of Regulation S (such persons specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS"). As used herein, the terms "offshore transaction" and "U.S. person" have the respective meanings given to them in Regulation S. You will offer the Units to Eligible Purchasers initially at a price equal $1,000 per Unit. Such price may be changed at any time without notice.

      Holders (including subsequent transferees) of the Series A Notes, will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will


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agree to file with the Securities and Exchange Commission (the "COMMISSION")
under the circumstances set forth therein (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 14% Series B Notes to be offered in exchange for the Series A Notes (the "SERIES B NOTES") (such offer to exchange being referred to as the "EXCHANGE OFFER") and
(ii) if applicable, a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Series A Notes, and to use their reasonable best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer.

      Holders (including subsequent transferees) of the Warrants and the Warrant Shares will have the registration rights set forth in the Warrant registration rights agreement, dated the Closing Date, between the Company and the Warrant Agent (the "WARRANT REGISTRATION RIGHTS AGREEMENT") in form and substance reasonably satisfactory to the Initial Purchasers. Pursuant to the Warrant Agreement, the Company will agree to file a shelf registration statement (the "WARRANT REGISTRATION STATEMENT") relating to the resale by certain holders of the Warrants and the issuance of the Warrant Shares upon exercise of the Warrants, and to use its reasonable best efforts to cause such Warrant Registration Statement to be declared and remain effective and usable for the periods specified in the Warrant Registration Rights Agreement.


      1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE GUARANTORS. The Company and each of the Guarantors represents, warrants and agrees that:

            (a) The Preliminary Offering Memorandum and Offering Memorandum with respect to the Units have been prepared by the Company for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

            (b) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates and the Offering Memorandum as of the Closing Date, did not or will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

            (c) The market-related and customer-related data and estimates included in the Preliminary Offering Memorandum and the Offering Memorandum concerning the Company's market share, competitors' equipment, customer needs and the oil and gas industry, are based on or derived from sources which the Company believes to be reliable and accurate.

            (d) The Company and each of its subsidiaries (as defined in Section
15) have been


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duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to so register or qualify or to be in good standing would not reasonably be expected to have a material adverse effect on the consolidated financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole, (a "Material Adverse Effect"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

            (e) The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Offering Memorandum) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except liens held by PNC Bank pursuant to the Credit Facility, as defined in the Offering Memorandum).

            (f) The Company has all requisite power and authority to execute, deliver and perform its obligations under the Notes, the Warrant Agreement, the Warrant Registration Rights Agreement and the Warrants.

            (g) The Company and each of the Guarantors has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture and the Registration Rights Agreement.

            (h) The Indenture has been duly and validly authorized by the Company and each of the Guarantors, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the qualification that the enforceability of the Company's and the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles; no qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act") is required in connection with the offer and sale of the Series A Notes contemplated hereby or in connection with the Exempt Resales. The Offering Memorandum contains an accurate summary, in all material respects, of the terms of the Indenture.

            (i) The Company has duly and validly authorized the issuance of the Series A Notes and the Warrants as a Unit. When the Units are issued and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Units will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the qualification


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that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles. The Offering Memorandum contains an accurate summary, in all material respects, of the terms of the Units.

            (j) The Series A Notes have been duly and validly authorized by the Company, and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Series A Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles. On the Closing Date, the Series A Notes will conform as to legal matters, in all material respects, to the description thereof contained in the Offering Memorandum.

            (k) The Series B Notes have been duly and validly authorized by the Company, and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Registration Rights Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

            (l) The Warrants have been duly authorized by the Company, and will have been validly delivered by the Company as of the Closing Date. When the Warrants are issued, the Warrants will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles. The Offering Memorandum contains an accurate summary, in all material respects, of the terms of the Warrants.

            (m) The Warrant Shares have been duly and validly authorized for issuance by the Company, and when issued in accordance with the terms of the Warrant Agreement will be fully paid and nonassessable and will not be subject to any preemptive or similar rights. The Offering Memorandum contains an accurate summary, in all material respects, of the terms of the Warrant Shares.

            (n) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors, and (assuming due execution and delivery by the Initial Purchasers) will constitute a valid binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject


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to the qualification that the enforceability of the Company's or the Guarantors'
obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

            (o) The Warrant Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, and (assuming due execution and delivery by the Warrant Agent) will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles. The Offering Memorandum contains an accurate summary, in all material respects, of the terms of the Warrant Agreement.

            (p) The Registration Rights Agreement has been duly and validly authorized by the Company and each of the Guarantors, and when executed and delivered by the Company and each of the Guarantors in accordance with its terms (assuming due execution and delivery by the Initial Purchasers), will constitute the valid and binding obligation of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the qualification that enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally and by general equitable principles.

            (q) The Warrant Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, and (assuming due execution and delivery by the Initial Purchasers) will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

            (r) The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Warrant Agreement, the Indenture and the issuance of the Securities by the Company, the execution, delivery and performance of this Agreement, the Indenture and the Registration Rights Agreement by the each of the Guarantors and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, that would have a Material Adverse Effect, (ii) the provisions of the charter or by-laws of the Company or any of its subsidiaries, or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, that would have a Material Adverse Effect; and except for the registration of the Warrants and issuance of Warrant Shares upon exercise


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of the Warrants and the registration of the Series B Notes under the Securities
Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws and the listing of the Warrant Shares on the New York Stock Exchange, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Subsidiary Guarantees or the Indenture by the Company and the Guarantors and the consummation of the transactions contemplated hereby and thereby.

            (s) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person which would require the Company to include such securities in the securities registered pursuant to the Registration Statements or to include the Securities in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

            (t) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Units to violate, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

            (u) Other than as set forth in the Offering Memorandum, (a) neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, (b) since the date of the latest audited financial statements included in the Offering Memorandum, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any Material Adverse Effect, or any development involving a prospective Material Adverse Effect.

            (v) The financial statements (including the related notes and supporting schedules) included in the Offering Memorandum present fairly, in all material respects, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein and in the case of unaudited financial statements, subject to year-end audit adjustments.

            (w) The consolidated historical financial statements and, pro forma financial information, together with the related notes thereto, set forth in the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the Act applicable to registration statements under the Act. Such historical financial statements fairly present in all material respects the financial position of the Company and Dawson Production Services, Inc. at the respective dates indicated and the results of operations and cash flows for the respective periods indicated, subject in the case of unaudited combined financial statements to year-end audit


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adjustments, in each case in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout such periods except as otherwise stated therein. Such pro forma financial information has been prepared on a basis consistent with such historical and proposed transactions contemplated by the Offering Memorandum and this Agreement. The adjusted pro forma financial information set forth in the Offering Memorandum represents the Company's best estimate of the results intended to be reflected therein, and the Company is not aware of any fact or circumstance that would lead it to believe that any assumption, estimate or calculation under the adjusted pro forma results is untrue or inaccurate in any material respect. The other financial information and data included in the Offering Memorandum, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

            (x) KPMG LLP, who have certified certain financial statements of the Company and Dawson Production Services, Inc., whose reports appear in the Offering Memorandum and who have delivered the initial letter referred to in
Section 7(f) hereof, are independent public accountants as required by the Act and the rules and regulations thereunder.

            (y) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens (except liens, encumbrances and defects permitted by the Indenture) except such as are described in the Offering Memorandum or such as do not result in a Material Adverse Effect and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

            (z) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks that the Company believes is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

            (aa) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses, except to the extent that the failure to own or possess any such rights would not have a Material Adverse Effect and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

            (bb) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.


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            (cc) There are no contracts or other documents that would be required to be described in the Offering Memorandum by the Act or by the rules and regulations thereunder if such rules and regulations were applicable to the Offering Memorandum which have not been described in the Offering Memorandum.

            (dd) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, that would be required to be described in the Offering Memorandum pursuant to Regulation S-K of the Act if Regulation S-K were applicable to the Offering Memorandum, which is not so described.

            (ee) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which would have a Material Adverse Effect.

            (ff) The Company and its subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or its subsidiaries would have any liability; the Company and its subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which the Company or its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and, to the Company's knowledge, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

            (gg) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon other than those being contested in good faith and for which reserves have been provided in accordance with GAAP, those currently payable without penalty or interest, or the nonpayment of which would not have a Material Adverse Effect. No tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had a Material Adverse Effect on the Company and its subsidiaries (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, would have such a Material Adverse Effect).

            (hh) Since the date of the Preliminary Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum or pursuant to the 1992 reorganization of the Company, the Company has not (i) issued or granted any securities, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or
(iv) declared or paid any dividend on its capital stock.

            (ii) The Company (i) makes and keeps accurate books and records and
(ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization and (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets.

            (jj) To the knowledge of the Company after due inquiry, neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

            (kk) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

            (ll) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

            (mm) The Company does not own more than 1% of the capital stock or other equity interests of any corporation or entity other than its subsidiaries or as disclosed in the Offering Memorandum.

            (nn) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation

D ("REGULATION D") under the Act) of the Company, other than the Initial Purchasers, has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or could be integrated with the offering and sale of the Units in a manner that would require the registration of the Securities under the Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Units. No securities of the same class as the Securities have been issued and sold by the Company, other than Common Stock which was not issued in a public offering or which was the subject of any general solicitation of the type described in clause (ii) above, within the six-month period immediately prior to the date hereof.

            (oo) Except as permitted by the Act, the Company has not distributed and, prior to the Closing Date will not distribute, any offering material in connection with the offering and sale of the Units other than the Preliminary Offering Memorandum and Offering Memorandum.

            (pp) When the Units are issued and delivered pursuant to this Agreement, such Units will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or that are quoted in a United States automated inter-dealer quotation system.

            (qq) None of the Company or any of its affiliates or any person acting on its or their behalf has engaged or will engage during the applicable Distribution Compliance Period in any directed selling efforts within the meaning of Rule 902(c) of Regulation S with respect to the Units, and the Company and its affiliates and all persons acting on its or their behalf have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Units outside of the United States; provided, however, that no representation or covenant is made as to the Initial Purchasers or any person acting on their behalf.

            (rr) The execution and delivery of this Agreement, the Registration Rights Agreement, the Warrant Agreement, the Warrant Registration Rights Agreement and the Indenture and the sale of the Units to be purchased by the Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the section entitled "Notice to Investors."

      2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE INITIAL PURCHASERS. Each of the Initial Purchasers represents and warrants that:

            (a) It is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Units.

            (b) It (i) is not acquiring the Units with a view to any distribution thereof or with any present intention of offering or selling any of the Units in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction; (ii) in connection with the Exempt Resales, will solicit offers to buy the Units only from, and will offer to sell the Units only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iii) will not offer or sell the Units pursuant to, nor has it offered or sold the Units by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Units.

            (c) It understands that the Units have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Act or outside the U.S. or to, or for the account or benefit of non-U.S. persons in accordance with Regulation S. Each Initial Purchaser represents that it has not offered, sold or delivered the Units, and will not offer, sell or deliver the Units (i) as part of its distribution at any time or (ii) otherwise until one year after the later of the commencement of the offering and the Closing Date or such longer period as may then be applicable under Regulation S (such period, the "Distribution Compliance Period"), within the United States or to, or for the account or benefit of U.S. persons, except in accordance with Rule 144A under the Act or another applicable exemption. Accordingly, each Initial Purchaser represents and agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 902(c) of Regulation S with respect to the Units, and it, its affiliates and all persons acting on its behalf have complied and will comply with the offering restriction requirements of Regulation S.

            (d) Each Initial Purchaser agrees that at or prior to confirmation of all sales of the Units pursuant to Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Units from it during the Distribution Compliance Period a confirmation or notice substantially to the following effect:

            "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until one year (in the case of equity securities) or 40 days (in the case of debt securities) after the later of the commencement of the offering or the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Act. Terms used above have the meanings assigned to them in Regulation S."

            Each Initial Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Units, except with its affiliates or with the prior written consent of the Company.

            (e) Each Initial Purchaser agrees not to cause any advertisement of the Units to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Units, except such advertisements as may be permitted by Regulation S.

            (f) The sales of the Units pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provisions of the Act.

            (g) Each Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to you pursuant to Section 7 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

            The terms used in this Section 2 that have meanings assigned to them in Regulation S are used herein as so defined.

      3. PURCHASE OF THE UNITS BY THE INITIAL PURCHASERS. The Company hereby agrees, on the basis of the representations, warranties and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the several Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company and the Guarantors herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of $967.67 per Unit, the amount of Units set forth opposite the name of such Initial Purchaser in Schedule I hereto. The Company shall not be obligated to deliver any of the Units to be delivered hereunder except upon payment for all of the Units to be purchased as provided herein.

      4. DELIVERY OF THE UNITS AND PAYMENT THEREFOR.

            (a) Delivery to the Initial Purchasers of and payment for the Units shall be made at the office of Latham & Watkins, 885 Third Avenue, New York, New York, at 9:00 A.M., New York City time, on January 20, 1999 (the "CLOSING DATE"). The place of closing for the Units and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

            (b) The Units will be delivered to the Initial Purchasers against payment of the purchase price therefor in immediately available funds. The Units will be evidenced by one or more global securities in definitive form (the "GLOBAL UNIT") and/or by additional definitive securities, and will be registered, in the case of the Global Unit, in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 9:30
A. M., New York City time, on the second business day preceding the Closing Date. The Units to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.

            (c) Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Initial Purchaser hereunder.

      5. AGREEMENTS OF THE COMPANY. The Company agrees with each Initial Purchaser as follows:

            (a) The Company will furnish to the Initial Purchasers, without charge, as of the date of the Offering Memorandum, such number of copies of the Offering Memorandum, and any amendments or supplements thereto, as they may reasonably request.

            (b) The Company will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.

            (c) Prior to the execution and delivery of this Agreement, the Company shall have delivered or will deliver to the Initial Purchasers, without charge, in such quantities as the Initial Purchasers shall have requested or may hereafter reasonably request, copies of the Preliminary Offering Memorandum.

            (d) The Company and each of the Guarantors consent to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Units are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company and the Guarantors. The Company and each of the Guarantors consent to the use of the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Units are offered by the Initial Purchasers and by all dealers to whom Units may be sold, in connection with the offering and sale of the Units.

            (e) If, at any time prior to completion of the distribution of the Units by the Initial Purchasers to Eligible Purchasers, any event shall occur that in the judgment of the Company or in the opinion of counsel for the Initial Purchasers should be set forth in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum in order to comply with any law, the Company will forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

            (f) The Company and each of the Guarantors will cooperate with the Initial Purchasers and with their counsel in connection with the qualification of the Units for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided, that in no event shall the Company or any of the Guarantors be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Units, in any jurisdiction where it is not now so subject.

            (g) So long as any of the Units, Notes or Warrants are outstanding, the Company and the Guarantors at the request of the Initial Purchasers will furnish to the Initial Purchasers (i) as soon as available, a copy of each report of the Company mailed to stockholders generally or filed with any stock exchange or regulatory body and (ii) from time to time such other information concerning the Company and/or the Guarantors as the Initial Purchasers may reasonably request.

            (h) The Company will apply the net proceeds from the sale of the Units to be sold by it hereunder substantially in accordance with the description set forth in the Offering Memorandum under the caption "Use of Proceeds."

            (i) Except as stated in this Agreement and in the Preliminary Offering Memorandum and Offering Memorandum, the Company and the Guarantors have not taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Units to facilitate the sale or resale of the Units. Except as permitted by the Act, the Company and the Guarantors will not distribute any offering material in connection with the Exempt Resales.

            (j) The Company will use its reasonable best efforts to permit the Units, Series A Notes and Warrants to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market and to permit the Units, Series A Notes and Warrants to be eligible for clearance and settlement through DTC.

            (k) From and after the Closing Date, so long as any of the Securities are outstanding and are "restricted securities" within the meaning of the Rule 144(a)(3) under the Act or, if earlier, until two years after the Closing Date, and during any period in which the Company is not subject to
Section 13 or 15(d) of the Exchange Act, the Company and the Guarantors will furnish to holders of the Securities and prospective purchasers of Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resale of the Securities.

            (l) The Company and the Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Units in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Units.

            (m) The Company and the Guarantors agree to comply in all material respects with all the terms and conditions of the Indenture, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement and all agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Units, Notes and Warrants by DTC for "book entry" transfer.

            (n) The Company and the Guarantors agree to cause the Exchange Offer, if available, to be made in the appropriate form, as contemplated by the Registration Rights

Agreement, to permit registration of the Series B Notes to be offered in exchange for the Series A Notes, and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

            (o) The Company and the Guarantors agree that prior to any registration of the Series B Notes pursuant to the Registration Rights Agreement, or at such earlier time as may be required, the Indenture shall be qualified under the 1939 Act and any necessary supplemental indentures will be entered into in connection therewith.

            (p) The Company agrees to cause the filing of the Warrant Registration Statement, to be made on the appropriate form, as contemplated by the Warrant Registration Rights Agreement.

            (q) The Company and the Guarantors will not voluntarily claim, and will resist actively all attempts to claim, the benefit of any usury laws against holders of the Securities.

            (r) The Company and the Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers' obligations hereunder to purchase the Units.

      6. EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto (but not, however, legal fees and expenses of your counsel incurred in connection therewith), (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, all Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and with the Exempt Resales (but not, however, legal fees and expenses of your counsel incurred connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky Memoranda), (iii) the issuance and delivery by the Company of the Units, (iv) the qualification of the Units for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification),
(v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales, (vi) the preparation of certificates for the Notes, Warrants and Warrant Shares (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses and listing fees in connection with the application for quotation of the Series A Notes in PORTAL, (ix) all fees and expenses (including fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Units, Notes and Warrants by DTC for "book-entry" transfer and (x) the performance by the Company and the Guarantors of their other obligations under this Agreement.

      7. CONDITIONS OF THE INITIAL PURCHASERS' OBLIGATIONS. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date (as if made again on and as of such date), of the representations and warranties of the Company contained herein, to the performance by the Company and the Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:

            (a) The Offering Memorandum shall have been printed and copies made available to you not later than 6:00 p.m., New York City time, on the Business Day following the date of this Agreement, or at such later date and time as you may approve in writing.

            (b) No Initial Purchaser shall have discovered and disclosed to the Company on or prior to such Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

            (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company and the Guarantors shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (d) Porter & Hedges, L.L.P. shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated such Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                  (i) The Company and each of the Guarantors have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to so register or qualify or to be in good standing would not have a Material Adverse Effect, and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                  (ii) The Purchase Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors and (assuming due execution and delivery by the Initial Purchasers) constitutes a valid and legally binding agreement of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (iii) The Warrant Agreement has been duly authorized, executed and delivered by the Company and (assuming due authentication, execution and delivery by the Warrant Agent) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (iv) The Indenture has been duly authorized, executed and delivered by the Company and each of the Guarantors and (assuming due authentication, execution and delivery by the Trustee) constitutes a valid and legally binding agreement of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (v) The Warrant Registration Rights Agreement has been duly authorized, executed and delivered by the Company and (assuming due execution and delivery by the Initial Purchasers) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (vi) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors and (assuming due execution and delivery by the Initial Purchasers) constitutes a valid and legally binding agreement of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (vii) The Series A Notes have been duly authorized, executed, authenticated, issued and delivered by the Company as provided in the Indenture, and constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (viii) The Series B Notes have been duly authorized by the Company, and when executed, authenticated, issued and delivered by the Company as provided in the Indenture, will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (ix) The Warrants have been duly authorized, executed, authenticated, issued and delivered by the Company as provided in the Warrant Agreement, and constitute valid and legally binding obligations of the Company, entitled to the benefits of the Warrant Agreement and enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (x) When the Units are issued and delivered, such Units will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or any Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;

                  (xi) No registration under the Act of the Units is required for the sale of the Units to you as contemplated hereby or for the Exempt Resales, assuming (i) that the Eligible Purchasers who buy the Units in the Exempt Resales are QIBs or persons who are neither (a) U.S. Persons (as defined in Rule 902 under the Act) nor (b) persons who purchase the Units for the benefit of such U.S. persons and (ii) the accuracy of your representations and those of the Company regarding the absence of general solicitation in connection with the Exempt Resales contained herein;

                  (xii) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date (except for the financial statements and the notes thereto and schedules and other financial and accounting data included therein, as to which no opinion need be expressed), complied with the requirements of Rule 144A of the Act;

                  (xiii) The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum; and all of the issued shares of capital stock of each Guarantor have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except liens, encumbrances, equities or claims in favor of PNC Bank pursuant to the Credit Facility, as defined in the Offering Memorandum);

                  (xiv) The Indenture, the Warrant Agreement and the Securities conform in all material respects to the descriptions thereof contained in the Offering Memorandum;

                  (xv) Other than (i) the Subordinated Convertible Notes (as defined in the Indenture), (ii) stock options issued to employees and directors and (iii) warrants that were issued in connection with the Company's acquisition of WellTech, Inc. and J.W. Gibson Well Service Company, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any securities pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

                  (xvi)The statements contained in the Offering Memorandum under the caption

      "Certain Federal Income Tax Consequences", insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof;

                  (xvii) The issue and sale of the Units being delivered on the Closing Date by the Company and the compliance by the Company with all of the provisions of this Agreement, the Warrant Registration Rights Agreement, the Registration Rights Agreement, the Warrant Agreement and the Indenture, the compliance by the Guarantors with all of the provisions of this Agreement, the Indenture and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Series B Notes and the Warrants and the Warrant Shares under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Units by the Initial Purchasers, and the listing of the Warrant Shares on the New York Stock Exchange no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Warrant Agreement or the Indenture by the Company, the execution, delivery and performance of this Agreement, the Indenture and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby; and

                  (xviii) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

            In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the States of New York, Texas, Maryland and Delaware, and that such counsel is not admitted in Colorado, Kansas, Louisiana, Michigan, Nevada, New Mexico, Oklahoma and Wyoming and (ii) rely (to the extent such counsel deems proper and specifies in their opinion), as to matters involving the application of the laws of Colorado, Kansas, Louisiana, Michigan, Nevada, New Mexico, Oklahoma and Wyoming upon a review of the relevant statutory law of such states, the Company and

Guarantor board of directors and shareholder minutes, certificates provided by officers of the Company and the Guarantors and certificates or comparable documents issued by the Secretary of State and other public officials of such states, provided that such counsel shall state that they believe that both the Initial Purchasers and they are justified in relying upon such statutes and certificates.

            Such counsel shall also have furnished to the Initial Purchasers a written statement, addressed to the Initial Purchasers and dated such Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis (although the Company is also represented by its General Counsel and certain other matters, by other outside counsel), has acted as counsel to the Company in connection with previous acquisitions by the Company and financing transactions and has acted as counsel to the Company in connection with the preparation of the Offering Memorandum, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that, as of its date and as of the date of such opinion that the Offering Memorandum contained or contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum except for the statements made in the Prospectus under the captions "Description of Other Indebtedness" and "Certain Federal Income Tax Consequences", insofar as such statements relate to the Securities and concern legal matters; and it being understood that such counsel need express no belief as to the financial statements or other financial data included in the Offering Memorandum.

            (e) The Initial Purchasers shall have received from Latham & Watkins, counsel for the Initial Purchasers, such opinion or opinions, dated such Closing Date, with respect to the issuance and sale of the Units, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

            (f) At the time of execution of this Agreement, the Initial Purchasers shall have received from KPMG LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information (including pro forma financial information) and other matters ordinarily covered by accountants' "comfort letters" to initial purchasers in connection with securities offerings.

            (g) With respect to the letter of KPMG LLP referred to in the preceding paragraph and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Initial Purchasers a letter (the "bring-down letter") of such accountants, addressed to the Initial Purchasers and dated such Closing Date (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and
(iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

            (h) The Company shall have furnished to the Initial Purchasers a certificate, dated such Closing Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                  (i) The representations, warranties and agreements of the Company and the Guarantors in Section 1 are true and correct as of such Closing Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(i) and 7(j) have been fulfilled; and

                  (ii) They have carefully examined the Offering Memorandum and, in their opinion (A) as of its date and as of the Closing Date, the Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and
      (B) since the date hereof no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

            (i) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the delivery of the Units being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

            (j) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

            (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Initial Purchasers, impracticable or inadvisable to proceed with the delivery of the Units being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

            (l) The Company and each Guarantor shall have furnished a Secretary's Certificate in form and substance satisfactory to the Initial Purchasers.

            (m) Latham & Watkins shall have been furnished with such other documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.



            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

      8. INDEMNIFICATION AND CONTRIBUTION.

            (a) The Company and each Guarantor, jointly and severally, shall indemnify and hold harmless each Initial Purchaser, its officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Initial Purchaser, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "BLUE SKY APPLICATION"), (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Guarantors shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse each Initial Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum or the Offering Memorandum, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Initial Purchasers by or on behalf of any Initial Purchaser specifically for inclusion therein; and provided further that with respect to any such untrue statement or omission made in the Preliminary Offering Memorandum, the foregoing indemnity shall not inure to the benefit of the Initial Purchasers (or any person who controls an Initial Purchaser or any officer or director thereof) from whom the person asserting such loss, claim, damage, liability or action purchased the Units, to the extent that such sale was an initial resale by the Initial Purchasers and any such loss, claim, damage, liability or action of the Initial Purchasers is a result of the fact that both (i) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such securities to such person, and (ii) the untrue statement or omission in the Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of noncompliance by the Company. The foregoing indemnity agreement is in addition to any liability which the Company or the Guarantors may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Guarantors.

            The Company also agrees to indemnify and hold harmless F-A-C/ Equities, a division of First Albany Corporation ("FIRST ALBANY CORPORATION") and each person, if any, who controls First Albany Corporation within the meaning of either Section 15 of the Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of First Albany Corporation's participation as a "qualified independent underwriter" within the meaning of Schedule E to the By-Laws of the NASD in connection with the offering of the Units, except for any losses, claims, damages, liabilities and judgments resulting from First Albany Corporation, or such controlling person's willful misconduct or gross negligence.

            (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company under this Section 8 if, in the reasonable judgment of the Initial Purchasers, it is advisable for the Initial Purchasers and those officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company; provided, however, that if indemnity may be sought pursuant to the second paragraph of Section 8(a), then, in addition to such separate counsel for the indemnified parties, the indemnified party shall be liable for the reasonable fees and expenses of not more than one separate counsel (in addition to any local counsel) for First Albany Corporation in its capacity as a "qualified independent underwriter" and all persons, if any, who control First Albany Corporation within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act. In the case of any such separate counsel for First Albany Corporation in its capacity as "qualified independent underwriter" and such control persons of First Albany Corporation, such counsel shall be designated in writing by First Albany Corporation. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Guarantors on the one hand and the Initial Purchaser on the other from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Guarantors, on the one hand and the Initial Purchaser on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Guarantors, on the one hand and the Initial Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Company, the Guarantors on the one hand, and the total underwriting discounts and commissions received by the Initial Purchaser with respect to the Units purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Units under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or the Initial Purchaser, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), no Initial Purchasers shall be required to contribute any amount in excess of the amount by which the total price at which the Units purchased by it and sold to the Eligible Purchasers was sold to the Eligible Purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 8(e) are several in proportion to their respective underwriting obligations and not joint.

            (e) The Initial Purchasers severally confirm and the Company acknowledges that the statements with respect to the offering of the Units by the Initial Purchasers set forth in the fifth paragraph, the sixth paragraph, the ninth paragraph, the fifth sentence of the tenth paragraph, the eleventh paragraph and the fourteenth paragraph under "Plan of Distribution" in the Offering Memorandum constitute the only information concerning such Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

      9. DEFAULTING INITIAL PURCHASERS. If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the Units which the defaulting Initial Purchaser agreed but failed to purchase on such Closing Date in the respective proportions which the amount of Units set opposite the name of each remaining non-defaulting Initial Purchaser in Schedule 1 hereto bears to the total amount of Units set opposite the names of all the remaining non-defaulting Initial Purchasers in Schedule 1 hereto; provided, however, that the remaining non-defaulting Initial Purchasers shall not be obligated to purchase any of the Units on such Closing Date if the total amount of Units which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such date exceeds 10% of the total amount of Units to be purchased on such Closing Date, and any remaining non-defaulting Initial Purchasers shall not be obligated to purchase more than 110% of the amount of Units which it agreed to purchase on such Closing Date pursuant to the terms of
Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, or those other Initial Purchasers satisfactory to the Initial Purchasers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Closing Date. If the remaining Initial Purchasers or other Initial Purchasers satisfactory to the Initial Purchasers do not elect to purchase the Units which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such

Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company or the Guarantors, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11.

            Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company for damages caused by its default. If other Initial Purchasers are obligated or agree to purchase the Units of a defaulting or withdrawing Initial Purchaser, the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement.

      10. TERMINATION. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Units if, prior to that time, any of the events described in Sections 7(i), 7(j) and 7(k) shall have occurred or if the Initial Purchasers shall decline to purchase the Units for any reason permitted under this Agreement.

      11. REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES. If the Company shall fail to tender the Units for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the obligations hereunder required to be fulfilled by the Company is not fulfilled, or if this Agreement shall terminate or shall be terminated after execution and delivery pursuant to any provisions hereof (otherwise than by notice given by the Initial Purchasers terminating this Agreement pursuant to Section 10 hereof) or if this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company or any of the Guarantors to comply with the terms or fulfill any of the conditions of this Agreement, the Company and the Guarantors will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Units, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers, but without any further obligation on the part of the Company or any of the Guarantors for loss of profits or otherwise. If this Agreement is terminated pursuant to
Section 9 by reason of the default of one or more Initial Purchasers, the Company shall not be obligated to reimburse any Initial Purchaser on account of those expenses.

      12. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

            (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 8(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285;

            (b) if to the Company or the Guarantors shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: General Counsel (Fax: 732-247-5148);

            provided, however, that any notice to an Initial Purchaser pursuant to Section 8(d) shall be delivered or sent by mail, telex or facsimile transmission to such Initial Purchaser at its address set forth in its acceptance telex to the Initial Purchasers, which address will be supplied to any other party hereto by the Initial Purchasers upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc.

      13. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 8(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers and employees of the Company and any person controlling the Company within the meaning of Section 13 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

      14. QUALIFIED INDEPENDENT UNDERWRITER. First Albany Corporation has agreed to act as "qualified independent underwriter" within the meaning of the conflict of interest provisions of the conduct rules of the National Association of Securities Dealers, Inc.

      15. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

      16. DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

      17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      18. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

      19. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


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
                                                                  EXECUTION COPY


         If the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

         Very truly yours,

         KEY ENERGY SERVICES, INC.

         By ___________________________________
            Name:
            Title:

         YALE E. KEY, INC., KEY ENERGY DRILLING, INC., WELLTECH EASTERN, INC., ODESSA EXPLORATION INCORPORATED, KALKASKA OILFIELD SERVICES, INC., WELL-CO OIL SERVICE, INC., PATRICK WELL SERVICE, INC., MOSLEY WELL SERVICE, INC., RAM OIL WELL SERVICE, INC., ROWLAND TRUCKING CO., INC., LANDMARK FISHING & RENTAL, INC., DUNBAR WELL SERVICE, INC., FRONTIER WELL SERVICE, INC., KEY ROCKY MOUNTAIN, INC., KEY FOUR CORNERS, INC., JETER SERVICE CO., JETER WELL SERVICE, INC., JETER TRANSPORTATION, INC., INDUSTRIAL OILFIELD SUPPLY, INC., BROOKS WELL SERVICING, INC., UPDIKE BROTHERS, INC., J.W. GIBSON WELL SERVICE COMPANY, KEY ENERGY SERVICES--SOUTH TEXAS, INC., KEY ENERGY SERVICES--CALIFORNIA, INC., WATSON OILFIELD SERVICE & SUPPLY, INC., WELLTECH MID-CONTINENT, INC., DAWSON PRODUCTION MANAGEMENT, INC., DAWSON PRODUCTION TAYLOR, INC., DAWSON PRODUCTION ACQUISITION CORP.,

         By ___________________________________
            Name:
            Title:

         DAWSON PRODUCTION PARTNERS, L.P.

         BY DAWSON PRODUCTION MANAGEMENT INC., ITS SOLE GENERAL PARTNER.

         By ___________________________________
            Name:
            Title: